Exhibit 10.7

Execution Version

BORROWING BASE REDETERMINATION, COMMITMENT INCREASE

AND JOINDER AGREEMENT TO CREDIT AGREEMENT

This BORROWING BASE REDETERMINATION, COMMITMENT INCREASE AND JOINDER AGREEMENT TO CREDIT AGREEMENT (this “Agreement”), dated as of August 6, 2019, is by and among AMPLIFY ENERGY OPERATING LLC, a Delaware limited liability company (the “Borrower”), AMPLIFY ACQUISITIONCO LLC, a Delaware limited liability company and successor by conversion to Amplify Acquisitionco Inc. (“Parent”), each of the other undersigned guarantors (together with the Borrower, collectively, the “Loan Parties”), each of the Lenders (including each New Lender, as defined below) that is a signatory hereto and BANK OF MONTREAL, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”) and as letter of credit issuer for the Lenders (in such capacity, together with its successors, the “L/C Issuer”).

Recitals

A. The Borrower, Parent (as successor by conversion to Amplify Acquisitionco Inc.), the Administrative Agent, the L/C Issuer, and the Lenders are parties to that certain Credit Agreement dated as of November 2, 2018 (as amended by that certain First Amendment to Credit Agreement dated as of May 5, 2019 (the “First Amendment”), and as further amended, restated, amended and restated, modified or otherwise supplemented from time to time prior to the date hereof, the “Credit Agreement”), pursuant to which the L/C Issuer and the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B. Amplify Energy Corp., a Delaware corporation (the “Amplify Parent”), entered into that certain Agreement and Plan of Merger dated as of May 5, 2019 (the “Merger Agreement”), by and among the Amplify Parent, Midstates Holdings, Inc., a Delaware corporation (“Merger Sub”), and Midstates Petroleum Company, Inc., a Delaware corporation and now known as Amplify Energy Corp. (“Public Parent”), (i) pursuant to which Merger Sub merged with and into Amplify Parent, with Amplify Parent being the surviving entity (the “Merger”), and (ii) immediately following the effectiveness of the Merger, Amplify Parent merged with and into Alpha Mike Holdings, LLC, a Delaware limited liability company and now known as Amplify Energy Holdings LLC (“Alpha Mike”), with Alpha Mike being the surviving entity.

C. Upon the consummation of the Merger and the other transactions referenced in Recital B above, (i) Public Parent contributed the Equity Interests it owns in Midstates Petroleum Company LLC, a Delaware limited liability company and now known as Amplify Oklahoma Operating LLC (the “Midstates Borrower” and such Equity Interests, the “Midstates Equity Interests”), to its direct, wholly-owned subsidiary, Alpha Mike, (ii) Alpha Mike contributed the Midstates Equity Interests to its direct, wholly-owned subsidiary, Parent, and (iii) Parent contributed the Midstates Equity Interests to its direct, wholly-owned subsidiary, the Borrower (such contribution transactions, collectively, the “Midstates Contribution”).

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D. The Borrower delivered to the Administrative Agent and the Lenders that certain annual reserve report, dated as of January 1, 2019 by Cawley, Gillespie & Associates, Inc. on or about April 2, 2019 (the “Midstates Reserve Report”).

E. The Borrower has requested that, upon consummation of the Merger and the Midstates Contribution and the transactions related thereto, and the satisfaction of each of the conditions precedent set forth in Section 5 of this Agreement, (i) the Borrowing Base be redetermined and increased to give effect to the acquisition (by means of the Midstates Contribution) of the Oil and Gas Properties of the Midstates Borrower, (ii) the Aggregate Commitments be increased by increasing the Commitment of one or more Lenders or by causing one or more Persons that at such time are not Lenders to become Lenders, and (iii) certain amendments be made to the Credit Agreement.

F. In connection with this Agreement, the Borrower has requested that (i) each of SunTrust Bank and DNB Capital LLC (each a “New Lender”), severally and not jointly, join the Credit Agreement as a Lender, each with a Commitment in the amount as set forth opposite its respective name on Annex I attached hereto, (ii) KeyBank, National Association (the “Increasing Existing Lender”, and collectively, with the New Lenders, the “Increasing Lenders”), increase its Commitment, and (iii) (in order for Increasing Existing Lender to increase its Commitment to the amount set forth opposite Increasing Existing Lender name on Annex I attached hereto) Bank of Montreal, as a Lender (the “Decreasing Lender”), assign a portion of its existing Commitment to Increasing Existing Lender, such that, after giving effect to all of the foregoing joinders, new or increased Commitments, and assignments, the Lenders party to the Credit Agreement (including each New Lender) shall (x) have the respective Commitments set forth opposite each Lender’s respective name on Annex I attached hereto and (y) hold the outstanding principal amount of Loans and Letters of Credit participations in accordance with such Commitments and the resulting Applicable Percentages.

G. The Borrower, Parent, the Administrative Agent, the L/C Issuer and the Lenders desire to enter into this Agreement, to among other things, increase the Borrowing Base, increase the Aggregate Commitments (including by joinder of certain New Lenders), and make certain amendments to the Credit Agreement.

H. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term that is defined in the Credit Agreement, but that is not defined in this Agreement, shall have the meaning ascribed to such term in the Credit Agreement. Unless otherwise indicated, all section and exhibit references in this Agreement refer to the respective sections and exhibits in the Credit Agreement.

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Section 2. Redetermination of the Borrowing Base. Upon the Effective Date (as defined in Section 5 below), the Borrowing Base shall be redetermined and increased from $425,000,000 to $530,000,000 based on the Borrower’s most recently delivered Reserve Report and the Midstates Reserve Report, and taking into account the amount received by the Borrower from the Beta Decommissioning Trust (as defined in the Credit Agreement), which Borrowing Base shall remain in effect until otherwise redetermined in accordance with the Credit Agreement.

Section 3. Joinder of New Lenders; Increase in Commitments of Increasing Existing Lenders.

3.1 Upon the Effective Date, and by its execution and delivery hereof, each New Lender, severally and not jointly, shall, and does hereby, (i) join and become a party to the Credit Agreement with a Commitment as set forth opposite its name on the revised Schedule 2.01 attached hereto as Annex I, (ii) obtain and have all the rights and obligations of a “Lender” under the Credit Agreement and the other Loan Documents as if it were a signatory thereto as of the Effective Date, and (iii) agree to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents to which the Lenders are a party, in each case, as if it were an original signatory thereto.

3.2 Each New Lender, severally and not jointly, (i) represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (b) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to become a Lender, provide its respective Commitment and acquire its interest in the Loans and participation in Letters of Credit outstanding as of the Effective Date (after giving effect to this Agreement), (c) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of its respective Commitment, shall have the obligations of a Lender thereunder, (d) it has received a copy of the Credit Agreement as amended or otherwise modified and the other Loan Documents, together with copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement, become a Lender, provide its respective Commitment and acquire its interest in the Loans and participations in the Letters of Credit outstanding as of the Effective Date, on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent (or any Affiliate thereof acting in any capacity), any L/C Issuer or any other Lender and (e) it has delivered to the Administrative Agent an Administrative Questionnaire and (ii) agrees that (a) it will, independently and without reliance on the Administrative Agent (or any Affiliate thereof acting in any capacity), any L/C Issuer, or any other Lender, and based on such documents and information as it shall deem appropriate at the time, made its own credit analysis and decision to enter into this Agreement and to provide its respective Commitment and acquire its interest in the Loans and the participations of Letters of Credit outstanding as of the Effective Date, (b) appoints and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to each such Person by the terms thereof, together with such powers as are reasonably incidental thereto, (c) appoints and authorizes all L/C Issuers to take such action on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to such Person by the terms thereof, together with such powers as are reasonably incidental thereto, and (d) agrees that (1) it will, independently and without reliance on the Administrative Agent, any L/C Issuer or any Lender,

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and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (2) it will perform in accordance with their terms all of the obligations that, by the terms of the Loan Documents, are required to be performed by it as a Lender.

3.3 Upon the Effective Date, and by its execution and delivery hereof, the Increasing Existing Lender (i) shall, and does hereby, increase its Commitment under the Credit Agreement to the amount as set forth opposite its name on the revised Schedule 2.01 attached hereto as Annex I and (ii) represents and warrants to the Administrative Agent and each L/C Issuer that it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

3.4 Upon the Effective Date, and by its execution and delivery hereof, the Decreasing Lender (i) shall, and does hereby, assign to the Increasing Existing Lender a portion of Decreasing Lender’s Commitment under the Credit Agreement as in effect immediately prior to the effectiveness of this Agreement such that, after giving effect to such assignment, the Decreasing Lender shall have the Commitment set forth opposite its name on the revised Schedule 2.01 attached hereto as Annex I and (ii) represents and warrants to the Administrative Agent and each L/C Issuer that it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

3.5 Schedule 2.01 of the Credit Agreement is hereby updated and revised in its entirety to reflect the Commitments of the Lenders (including the New Lenders) as set forth in Annex I attached hereto after giving effect to the foregoing joinders, new Commitments, increase of Commitments and assignments.

Section 4. Renewal and Continuation of Existing Loans. As of the Effective Date:

4.1 All of the Loans outstanding under the Credit Agreement immediately prior to the Effective Date shall hereby be restructured, rearranged, renewed, extended and continued under the Credit Agreement and shall be Loans outstanding under the Credit Agreement. On the Effective Date, each Increasing Lender shall purchase a pro rata portion of the outstanding Loans (including participations in L/C Obligations) of each of the existing Lenders party to the Credit Agreement immediately prior to the Effective Date such that each Lender (including each New Lender and Increasing Existing Lenders) shall hold its respective Applicable Percentage of the outstanding Loans (and participation interests in participations in L/C Obligations) as reflected in the revised Schedule 2.01 attached hereto as Annex I.

4.2 This Agreement is executed and delivered by the Increasing Lenders, the Borrower, the Administrative Agent and each L/C Issuer in lieu of the execution and delivery of Additional Lender Agreements or Increasing Lender Agreements, as applicable, otherwise contemplated by Section 2.04 of the Credit Agreement, and the requirements of Section 2.04 are hereby superseded with respect thereto.

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Section 5. Conditions Precedent to Effectiveness and Borrowing Base Increase. This Agreement shall become effective on the date (the “Effective Date”) on which each of the following conditions is satisfied:

5.1 The Administrative Agent shall have received executed signature pages to this Agreement from each of the Borrower, each other Loan Party, each Lender (including each New Lender), each L/C Issuer and the Administrative Agent.

5.2 The Administrative Agent shall have received reasonably satisfactory evidence that each of the conditions precedent set forth in Section 5.1 and 5.2 of the First Amendment have been satisfied.

5.3 The Administrative Agent shall have received (i) evidence that the Midstates Equity Interests has been contributed to the Borrower, and (ii) duly executed counterparts of a Pledge Agreement, or a supplement to the Borrower’s existing Pledge Agreement, from the Borrower pledging the Midstates Equity Interests, together with all certificates evidencing the Midstates Equity Interests and related blank stock powers from the Borrower.

5.4 The Administrative Agent shall have received duly authorized and executed counterparts of a Guaranty, or a supplement to Guaranty, and a Security Agreement, or a supplement to Security Agreement, from the Midstates Borrower, each in form and substance satisfactory to the Administrative Agent.

5.5 The Administrative Agent shall have received UCC financing statements in appropriate form for filing under the UCC for the Midstates Borrower with respect to its Security Agreement.

5.6 The Administrative Agent shall have received certified copies of UCC, tax and judgment lien searches, bankruptcy and pending lawsuit searches or equivalent reports or searches, each of a recent date listing all effective financing statements, lien notices or comparable documents that names any Loan Party, Public Parent, Alpha Mike, or the Midstates Borrower, as debtor, and that are filed in those states in which any Loan Party, Public Parent, Alpha Mike, or the Midstates Borrower, is organized and such other searches that the Administrative Agent deems necessary or appropriate, none of which shall encumber the Collateral covered or intended to be covered by the Security Instruments (other than Liens permitted by Section 7.01 of the Credit Agreement).

5.7 [Intentionally Omitted.]

5.8 The Administrative Agent shall have received a Note executed by the Borrower in favor of each Lender requesting a Note.

5.9 The Administrative Agent shall have received (or shall be reasonably satisfied that concurrently with the consummation of the Merger, it will receive) duly executed mortgage releases and terminations, terminations of any financing statements and terminations of control agreements, with respect to any and all Liens, in each case, encumbering the properties or assets (including oil and gas properties) of Public Parent, Alpha Mike or the Midstates Borrower,

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including, without limitation, any mortgages, financing statements, control agreements and other security documents securing the reserve based credit facility of the Midstates Borrower, Public Parent or its Subsidiaries, except to the extent any such Lien is permitted to remain in effect pursuant to Section 7.01 of the Credit Agreement. After giving effect to the Merger, the Midstates Contribution and the other transactions contemplated thereby, the Midstates Borrower shall not have any outstanding Indebtedness other than (i) the Obligations pursuant to the Loan Documents and (ii) other Indebtedness permitted to be incurred and remain outstanding pursuant to Section 7.03 of the Credit Agreement.

5.10 The Administrative Agent shall have received title information consistent with usual and customary standards for the geographic regions in which the Oil and Gas Properties of the Midstates Borrower are located, taking into account the size, scope and number of leases and wells of the Midstates Borrower; provided that after giving effect to its receipt of the title information to be provided pursuant to this Section 5.10, the Administrative Agent shall be reasonably satisfied with the title information covering the Oil and Gas Properties comprising at least 85% of the total PV9 value of the Midstates Borrower’s Proved Reserves.

5.11 The Administrative Agent shall be reasonably satisfied with the environmental condition of the Oil and Gas Properties of the Midstates Borrower included in the Borrowing Base.

5.12 The Administrative shall have received, in form and substance reasonably satisfactory to the Administrative Agent and each of the Lenders:

(i) a duly authorized and executed certificate of a Responsible Officer of the Midstates Borrower certifying (a) that attached thereto is a true and complete copy of each Organization Document of such party, as applicable, certified (to the extent applicable) as of a recent date by the Secretary of State of the state of its organization, (b) that attached thereto is a true and complete copy of resolutions duly adopted by such party, as applicable, authorizing the execution, delivery and performance of the Loan Documents to which such party is a party and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (c) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection with this Agreement; and

(ii) a certificate as to the good standing of the Midstates Borrower, as of a recent date, from the applicable Secretary of State for the jurisdiction of such party’s incorporation or organization.

5.13 The Administrative Agent shall have received, on behalf of itself and the Lenders, a customary written opinion of Kirkland & Ellis, LLP, counsel for the Borrower, Midstates Borrower and the Loan Parties (i) addressed to the Administrative Agent and the Lenders and (ii) covering the Loan Documents, financing statements and such matters as the Administrative Agent shall reasonably request.

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5.14 The Administrative Agent and the Lenders shall have received at least three (3) Business Days prior to the Effective Date, the documentation and information required under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the information required under Section 10.17 of the Credit Agreement for Public Parent, Alpha Mike, Parent and the Midstates Borrower; provided that the Administrative Agent or any such Lender shall have requested such documentation and information at least seven days prior to the Effective Date.

5.15 Each of Parent, the Borrower and each other Loan Party shall have confirmed and acknowledged to the Administrative Agent and the Lenders, and by its execution and delivery of this Agreement each of Parent, the Borrower and each other Loan Party does hereby confirm and acknowledge to the Administrative Agent and the Lenders, that (i) the execution, delivery and performance of this Agreement has been duly authorized by all requisite corporate or limited liability company action, as applicable, on the part of Parent, the Borrower, and each other Loan Party, (ii) the Credit Agreement and each other Loan Document to which it is a party constitute valid and legally binding agreements enforceable against the each of Parent, Borrower and each other Loan Party in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity, (iv) the representations and warranties by the each of Parent, Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document to which such entity is a party are true and correct on and as of the Effective Date in all material respects (or if such representation or warranty is qualified by or subject to a “materiality”, “material adverse effect”, “material adverse change” or any similar term or qualification, such representation or warranty shall be true and correct in all respects) as though made on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case was true and correct, in all material respects (or if such representation or warranty is qualified by or subject to a “materiality”, “material adverse effect”, “material adverse change” or any similar term or qualification, such representation or warranty shall continue to be true and correct in all respects) as of such earlier date, and (v) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.

For purposes of determining compliance with the conditions specified in Section 5 above, each Lender shall be deemed to have consented to, approved or accepted or be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received written notice from such Lender prior to the Effective Date specifying its objection thereto.

Section 6. Post-Closing. The Administrative Agent shall have received:

6.1 Within ten (10) Business Days of the Effective Date, (i) duly authorized and executed Mortgages, in form and substance reasonably acceptable to the Administrative Agent sufficient to grant, evidence and perfect first-priority Liens covering at least 85% of the of the aggregate PV9 Value of the Proved Reserves attributable to the Engineered Oil and Gas Properties included in the Borrower’s most recent Engineering Report provided to the Administrative Agent and the Lenders and the Midstates Reserve Report and (ii) customary written opinions of (i) Kirkland & Ellis, LLP, counsel for the Midstates Borrower and (ii) Hall Estill, local counsel for the Midstates Borrower in the State of Oklahoma, addressed to the Administrative Agent and the Lenders and covering such Mortgages, any related financing statements and such other matters as the Administrative Agent shall reasonably request.

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6.2 Within thirty (30) days of the Effective Date (or such date as agreed upon by the Administrative Agent in its reasonably discretion), the Administrative Agent shall have received evidence that all insurance policies maintained with respect to the Loan Parties (including Midstates Borrower) and their respective assets and properties, (i) name the Administrative Agent and the Lenders as additional insureds in respect of any liability policy and name the Administrative Agent as lender loss payee with respect to any property policy, and (ii) meet the terms and conditions required for insurance policies of such entities by Section 5.10 of the Credit Agreement.

Section 7. Agreement Fee. Upon the Effective Date, the Borrower shall pay to the Administrative Agent for the account of each Increasing Lender an upfront fee equal to fifty (50) basis points on the amount of such Lender’s new Commitment or incremental increase in Commitment (in the case of the Increasing Existing Lender) after giving effect to the Agreement.

Section 8. Miscellaneous.

8.1 Confirmation and Effect and No Waiver. The provisions of the Credit Agreement (as amended by this Agreement) shall remain in full force and effect in accordance with its terms following the effectiveness of this Agreement. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. This Agreement is a Loan Document for all purposes under the Loan Documents. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any default of Parent, Borrower or any other Loan Party or any right, power or remedy of the Administrative Agent or the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. This Agreement shall serve as an amendment to the Credit Agreement, but shall not extinguish or novate the Loans or any other Obligation under the Credit Agreement.

8.2 Ratification and Affirmation of Loan Parties. Each of Parent, Borrower and each of the other Loan Parties hereby expressly (a) acknowledges the terms of this Agreement, (b) ratifies and affirms all of their respective Obligations and each of their other obligations under the Credit Agreement and the other Loan Documents to which it is a party, as amended hereby, (c) acknowledges, renews and extends its continued liability under the Credit Agreement and the other Loan Documents to which it is a party, as amended hereby, (d) ratifies and affirms all Liens granted by it pursuant to the Loan Documents to secure the Secured Obligations (except to the extent that such Liens have been released in accordance with the Loan Documents) and affirms that after giving effect to this Agreement, the terms of the Security Instruments secure, and will continue to secure, all Secured Obligations thereunder, and (e) agrees that its guarantee under the Guaranty, if applicable, and the other Loan Documents to which it is a party, as amended hereby, remains in full force and effect with respect to the Obligations.

8.3 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or electronic (e.g., pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

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8.4 No Oral Agreement. THIS WRITTEN AGREEMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

8.5 Governing Law. THIS AGREEMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

8.6 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for fees and expenses in connection with this Agreement pursuant to the terms and conditions of Section 10.04 of the Credit Agreement.

8.7 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.8 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns as permitted under Section 10.06 of the Credit Agreement.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed effective as of the date first written above.

BORROWER:	AMPLIFY ENERGY OPERATING LLC,
a Delaware limited liability company,
as the Borrower

	By:	/s/ Martyn Willsher
	Name:	Martyn Willsher
	Title:	Senior Vice President and Chief Financial Officer

PARENT:	AMPLIFY ACQUISITIONCO LLC,
a Delaware limited liability company,
as Parent

	By:	/s/ Martyn Willsher
	Name:	Martyn Willsher
	Title:	Senior Vice President and Chief Financial Officer

INTERMEDIATE PARENT:	AMPLIFY ENERGY HOLDINGS LLC,
a Delaware limited liability company,
as Intermediate Parent

	By:	/s/ Martyn Willsher
	Name:	Martyn Willsher
	Title:	Senior Vice President and Chief Financial Officer

PUBLIC PARENT:	AMPLIFY ENERGY CORP.,
a Delaware corporation,
as Public Parent

	By:	/s/ Martyn Willsher
	Name:	Martyn Willsher
	Title:	Senior Vice President and Chief Financial Officer

GUARANTORS:	AMPLIFY ENERGY SERVICES LLC,
a Delaware limited liability company

	By:	/s/ Martyn Willsher
	Name:	Martyn Willsher
	Title:	Senior Vice President and Chief Financial Officer

BETA OPERATING COMPANY, LLC,
a Delaware limited liability company

	By:	/s/ Martyn Willsher
	Name:	Martyn Willsher
	Title:	Senior Vice President and Chief Financial Officer

SAN PEDRO BAY PIPELINE COMPANY,
a California corporation

	By:	/s/ Martyn Willsher
	Name:	Martyn Willsher
	Title:	Senior Vice President and Chief Financial Officer

AMPLIFY OKLAHOMA OPERATING LLC,
a Delaware limited liability company

	By:	/s/ Martyn Willsher
	Name:	Martyn Willsher
	Title:	Senior Vice President and Chief Financial Officer

ADMINISTRATIVE AGENT:	BANK OF MONTREAL, as Administrative Agent,
an L/C Issuer, and as a Lender

	By:	/s/ James V. Ducote
	Name:	James V. Ducote
	Title:	Managing Director

LENDER:	BANK OF AMERICA, N.A., as a Lender

	By:	/s/ Raza Jafferi
	Name:	Raza Jafferi
	Title:	Director

LENDER:	CITIBANK, N.A., as a Lender

	By:	/s/ Cliff Vaz
	Name:	Cliff Vaz
	Title:	Vice President

LENDER:	REGIONS BANK, as a Lender

	By:	/s/ Tyler Nissen
	Name:	Tyler Nissen
	Title:	Associate

LENDER:	U.S. BANK NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ John C. Lozano
	Name:	John C. Lozano
	Title:	Senior Vice President

LENDER:	CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

	By:	/s/ Donovan C. Broussard
	Name:	Donovan C. Broussard
	Title:	Authorized Signatory

	By:	/s/ Trudy Nelson
	Name:	Trudy Nelson
	Title:	Authorized Signatory

LENDER:	KEYBANK, NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ George E. McKean
	Name:	George E. McKean
	Title:	Senior Vice President

LENDER:	HANCOCK WHITNEY BANK, as a Lender

	By:	/s/ Parker Mears
	Name:	Parker Mears
	Title:	Senior Vice President

LENDER:	UBS AG, STAMFORD BRANCH, as a Lender

	By:	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

	By:	/s/ Robert Khan
	Name:	Robert Khan
	Title:	Associate Director

LENDER:	GOLDMAN SACHS BANK USA, as a Lender

	By:	/s/ Jamie Minieri
	Name:	Jamie Minieri
	Title:	Authorized Signatory

LENDER:	DNB CAPITAL LLC, as a Lender

	By:	/s/ Kelton Glasscock
	Name:	Kelton Glasscock
	Title:	Senior Vice President

	By:	/s/ James Grubb
	Name:	James Grubb
	Title:	First Vice President

LENDER:	SUNTRUST BANK, as a Lender

	By:	/s/ Brian Guffin
	Name:	Brian Guffin
	Title:	Managing Director

Annex I

SCHEDULE 2.01

Commitments and Applicable Percentages

Lender	Commitments	Applicable Percentages
Bank of Montreal	$58,781,818.19	11.090909092%
Bank of America, N.A.	$53,000,000.00	10.000000000%
Citibank, N.A.	$53,000,000.00	10.000000000%
DNB Capital LLC	$53,000,000.00	10.000000000%
KeyBank, National Association	$53,000,000.00	10.000000000%
Regions Bank	$53,000,000.00	10.000000000%
U.S. Bank National Association	$53,000,000.00	10.000000000%
SunTrust Bank	$53,000,000.00	10.000000000%
Canadian Imperial Bank of Commerce, New York Branch	$43,363,636.36	8.181818181%
Hancock Whitney Bank	$26,500,000.00	5.000000000%
UBS AG, Stamford Branch	$21,681,818.18	4.090909091%
Goldman Sachs Bank USA	$8,672,727.27	1.636363636%
Total	$530,000,000	100.00%